Exhibit 99.(h)(24)

EXHIBIT A

Fund Services Agreement

between WisdomTree Trust and WisdomTree Asset Management, Inc.

as of May 7, 2021

Fund	Inception Date
WisdomTree U.S. Total Dividend Fund	06/16/06
WisdomTree U.S. High Dividend Fund	06/16/06
WisdomTree U.S. Dividend ex-Financials Fund	06/16/06
WisdomTree U.S. LargeCap Dividend Fund	06/16/06
WisdomTree U.S. MidCap Dividend Fund	06/16/06
WisdomTree U.S. SmallCap Dividend Fund	06/16/06
WisdomTree U.S. ESG Fund	02/23/07
WisdomTree U.S. LargeCap Fund	02/23/07
WisdomTree U.S. MidCap Fund	02/23/07
WisdomTree U.S. SmallCap Fund	02/23/07
WisdomTree U.S. Quality Shareholder Yield Fund	02/23/07
WisdomTree U.S. Quality Dividend Growth Fund	05/22/13
WisdomTree U.S. SmallCap Quality Dividend Growth Fund	07/25/13
WisdomTree U.S. Multifactor Fund	06/29/17
WisdomTree Global High Dividend Fund	06/16/06
WisdomTree Global ex-U.S. Quality Dividend Growth Fund	06/16/06
WisdomTree Global ex-U.S. Real Estate Fund	06/05/07
WisdomTree Emerging Markets High Dividend Fund	07/13/07
WisdomTree Emerging Markets SmallCap Dividend Fund	10/30/07
WisdomTree India Earnings Fund	02/22/08
WisdomTree India ex-State-Owned Enterprises Fund	04/04/19
WisdomTree China ex-State-Owned Enterprises Fund	09/19/12
WisdomTree Emerging Markets Quality Dividend Growth Fund	08/01/13
WisdomTree Emerging Markets ex-State-Owned Enterprises Fund	12/10/14
WisdomTree Emerging Markets Multifactor Fund	08/10/18
WisdomTree Growth Leaders Fund	05/22/19
WisdomTree International Equity Fund	06/16/06
WisdomTree International High Dividend Fund	06/16/06
WisdomTree Japan SmallCap Dividend Fund	06/16/06
WisdomTree Europe SmallCap Dividend Fund	06/16/06
WisdomTree International LargeCap Dividend Fund	06/16/06
WisdomTree International Dividend ex-Financials Fund	06/16/06
WisdomTree International MidCap Dividend Fund	06/16/06
WisdomTree International SmallCap Dividend Fund	06/16/06
WisdomTree Europe Quality Dividend Growth Fund	05/07/14
WisdomTree International Quality Dividend Growth Fund	04/07/16
WisdomTree International Multifactor Fund	08/10/18

WisdomTree Europe Hedged Equity Fund	12/31/09
WisdomTree Europe Hedged SmallCap Equity Fund	03/04/15
WisdomTree Germany Hedged Equity Fund	10/17/13
WisdomTree International Hedged Quality Dividend Growth Fund	05/07/14
WisdomTree Japan Hedged Equity Fund	06/16/06
WisdomTree Japan Hedged SmallCap Equity Fund	06/28/13
WisdomTree Chinese Yuan Strategy Fund	05/14/08
WisdomTree Emerging Currency Strategy Fund	05/06/09
WisdomTree Emerging Markets Local Debt Fund	08/09/10
WisdomTree Managed Futures Strategy Fund	01/05/11
WisdomTree Emerging Markets Corporate Bond Fund	03/08/12
WisdomTree Bloomberg U.S. Dollar Bullish Fund	12/18/13
WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund	12/18/13
WisdomTree Interest Rate Hedged High Yield Bond Fund	12/18/13
WisdomTree Floating Rate Treasury Fund	02/04/14
WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	07/09/15
WisdomTree CBOE S&P 500 PutWrite Strategy Fund	02/24/16
WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	05/18/17
WisdomTree Mortgage Plus Bond Fund	11/14/19
WisdomTree U.S. Efficient Core Fund[1]	08/02/18
WisdomTree U.S. Corporate Bond Fund	04/27/16
WisdomTree U.S. High Yield Corporate Bond Fund	04/27/16
WisdomTree U.S. Short-Term Corporate Bond Fund	04/27/16
WisdomTree U.S. Short-Term High Yield Corporate Bond Fund	04/27/16
WisdomTree Dynamic Currency Hedged International Equity Fund	01/07/16
WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund	01/07/16
WisdomTree Emerging Markets ESG Fund	04/07/16
WisdomTree International ESG Fund	11/03/16
WisdomTree Cloud Computing Fund	09/06/19
WisdomTree Enhanced Commodity Strategy Fund	09/01/20
WisdomTree Cybersecurity Fund	01/15/21
WisdomTree Alternative Income Fund	03/30/21
WisdomTree International Efficient Core Fund	05/10/21
WisdomTree Emerging Markets Efficient Core Fund	05/10/21

1 The name change of the WisdomTree 90/60 U.S. Balanced Fund to the WisdomTree U.S. Efficient Core Fund will go into effect on May 20, 2021.

	WISDOMTREE TRUST		WISDOMTREE ASSET MANAGEMENT, INC.

By:	/s/ Jonathan Steinberg	By:	/s/ Stuart Bell
Name:	Jonathan Steinberg	Name:	Stuart Bell
Title:	President	Title:	Chief Operating Officer